UNITED CAPITAL INVESTMENT CORP.

                              FINANCIAL STATEMENTS

                            FOR THE SIX MONTHS ENDED

                             JUNE 30, 1998 AND 1997

                              FINANCIAL STATEMENTS


                               Table of Contents                            Page
                               -----------------                            ----


Accountants' Review Report ................................................    1

Statements of Assets and Liabilities of United Capital
     Investment Corp. as of June 30, 1998 and 1997 ........................    3

Statements of Operations for the six months ended
     June 30, 1998 and 1997 and the year ended December 31, 1997 ..........    5

Statements of Cash Flows for the six months ended June 30, 1998
     and 1997 and the year ended December 31, 1997 ........................    6

Statements of Stockholders' Equity for the six months ended
     June 30, 1998 and 1997 and the year ended December 31, 1997 ..........    7

Notes to the Financial Statements .........................................    8

Schedule of Portfolio Investments .........................................   13

Selected Per Share Data and Ratios ........................................   14

Board of Directors
United Capital Investment Corp.

                           Accountant's Review Report

     We have reviewed the accompanying statements of assets and liabilities of United Capital Investment Corp. (the "Company"), as of June 30, 1998 and 1997 and the related statements of operations, cash flows and stockholders' equity for the six month periods then ended. These financial statements are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the accompanying reviewed financial statements in order for them to be in conformity with generally accepted accounting principles.

     Our review was made for the purpose of expressing limited assurance that there are no material modifications that should be made to the financial statements in order for them to be in conformity with generally accepted accounting principles. The information included in the accompanying schedule of portfolio investments and per share data and ratios is presented only for supplementary analysis purposes. Such information has been subjected to the same inquiry and analytical procedures applied in the review of the basic financial statements and we are not aware of any material modifications that should be made thereto.



August 12, 1998

Certified Public Accountants

                         UNITED CAPITAL INVESTMENT CORP.
                      STATEMENTS OF ASSETS AND LIABILITIES



                                     ASSETS

                                                                     June 30,
                                                                1998            1997
                                                             -----------    -----------
Portfolio Securities - Long Term Portion (Note 2)            $ 3,575,518    $ 3,420,993
     Less:  Unrealized Depreciation on Loans Receivable          (60,660)       (66,966)
                                                             -----------    -----------
                                                               3,514,858      3,354,027
     Less:  Current Maturities - Loans Receivable                469,401        478,939
                                                             -----------    -----------
        Total Loans Receivable - Net of Current Maturities     3,045,457      2,875,088
                                                             -----------    -----------
Current Assets:
     Cash                                                      1,663,814      1,803,242
     Accrued Interest                                             35,526         30,626
     Current Maturities - Loans Receivable (Note 2)              469,401        478,939
     Other Assets                                                 50,019         56,937
                                                             -----------    -----------
        Current Assets                                         2,218,760      2,369,744
                                                             -----------    -----------
        Total Assets                                         $ 5,264,217    $ 5,244,832
                                                             ===========    ===========


      See Accountants' Review Report and Notes to the Financial Statements

                         UNITED CAPITAL INVESTMENT CORP.
                      STATEMENTS OF ASSETS AND LIABILITIES


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                        June 30,
                                                                   1998          1997
                                                                 ----------   ----------
Long Term Debt:
     Debenture Payable to SBA (Note 4)                           $1,800,000   $1,800,000
     Class B, 4% Cumulative, 15 Year Redeemable
       Preferred Stock (Note 5)                                     900,000      900,000
                                                                 ----------   ----------
          Total Long Term Debt                                    2,700,000    2,700,000
                                                                 ----------   ----------
Current Liabilities
     Loans Payable - Credit Line (Note 3)                           350,000      350,000
     Accrued Interest                                                19,337       23,257
     Other Current Liabilities                                       31,711       21,477
     Accrued SBA Dividends                                           90,000       54,000
                                                                 ----------   ----------
          Total Current Liabilities                                 491,048      448,734
                                                                 ----------   ----------
          Total Liabilities                                       3,191,048    3,148,734
                                                                 ----------   ----------

Commitments and Contingencies                                            --           --

Stockholders' Equity :(Notes 5, 6 and 8)
     Class A, 3% Cumulative Preferred Stock, $1,000 Par Value;
     1,000 Shares Authorized; 1,000 Shares Issued and
     Outstanding, Respectively                                           --           --

Class B, 4% Cumulative, 15 Year Redeemable Preferred Stock,
     $1,000 Par Value; 3,000 Shares Authorized: 900 Shares
     Issued and Outstanding (See Long Term Debt and Note 5)              --           --

Restricted Capital                                                   33,016      160,565

Common Stock, $.01 Par Value; 300,000 Shares Authorized:
     199,000 Shares Issued and Outstanding                            1,990        1,990

Additional Paid in Capital                                        2,033,477    1,905,928
Retained Earnings                                                     4,686       27,615
                                                                 ----------   ----------
          Total Stockholders' Equity                              2,073,169    2,096,098
                                                                 ----------   ----------
          Total Liabilities and Stockholders' Equity             $5,264,217   $5,244,832
                                                                 ==========   ==========


       See Accountants' Review Report and Notes to the Financial Statement

                         UNITED CAPITAL INVESTMENT CORP.
                            STATEMENTS OF OPERATIONS

                                                                 Six Months Ended       Year Ended
                                                                      June 30,         December 31,
                                                                  1998         1997        1997
                                                                ---------   ---------    ---------
Revenue:
     Interest Earned on Outstanding Receivables                 $ 224,970   $ 220,826    $ 409,898
     Interest Income on Idle Funds                                 32,053      32,433       82,833
     Other Income                                                   4,404       5,834       15,527
                                                                ---------   ---------    ---------
        Total Revenue                                             261,427     259,093      508,258
                                                                ---------   ---------    ---------
Expenses:
     Interest                                                      80,434      81,636      164,292
     Officers Salaries                                             76,998      70,002      140,004
     Professional Fees                                             21,648      21,790       30,393
     Insurance Expense                                              2,865      10,969       21,644
     Pension Expense                                                7,700       7,000       14,000
     Payroll and Other Taxes                                        3,030       5,913       10,469
     Depreciation and Amortization                                  3,460       3,460        6,921
     Other Operating Expenses                                      20,948      19,435       40,404
                                                                ---------   ---------    ---------
        Total Expenses                                            217,083     220,205      428,127
                                                                ---------   ---------    ---------
        Net Investment Income                                      44,344      38,888       80,131
        Unrealized Depreciation in Value of
          Investments and Bad Debt Write-Off                       33,244      39,085       77,704
                                                                ---------   ---------    ---------
        Net Income Before Taxes                                    11,100        (197)       2,427
        Provision for Taxes                                           760         795          688
                                                                ---------   ---------    ---------
        Net (Loss) Income                                       $  10,340   $    (992)   $   1,739
                                                                =========   =========    =========
        Earnings (Loss)
        Per Common Share, Net of Preferred Dividends (Note 2)   $      --   $    (.09)   $    (.08)
                                                                =========   =========    =========
        Actual Dividends Paid Per Common Share                  $      --   $      --    $      --
                                                                =========   =========    =========


      See Accountants' Review Report and Notes to the Financial Statements

                         UNITED CAPITAL INVESTMENT CORP.
                            STATEMENTS OF CASH FLOWS


                                                           Six Months Ended         Year Ended
                                                               June 30,             December 31,
                                                          1998            1997          1997
                                                       -----------    -----------    -----------
Cash Flow from Operating Activities:
     Net (Loss) Income                                 $    10,340    $      (992)   $     1,739
     Depreciation and Amortization                           3,460          3,460          6,921
     (Increase) Decrease in Accrued Interest                (4,826)        (2,939)        (3,013)
     (Decrease) Increase in Accrued Liabilities             (8,553)         7,386         22,252
     Dividends Paid and Accrued the SBA                    (18,000)       (18,000)       (36,000)
     Unrealized Depreciation in Value of Investments        33,244         39,085         77,704
                                                       -----------    -----------    -----------
Net Cash Provided (Used) by Operating Activities            15,665         28,000         69,603
                                                       -----------    -----------    -----------
Cash Flow from Investing Activities:
     Loans Receivable Originated                          (322,000)      (700,280)    (1,458,280)
     Repayment of Loans Receivable                         393,736        970,168      1,423,736
                                                       -----------    -----------    -----------
Net Cash Provided (Used by) Investing Activities            71,736        269,888        (34,544)
                                                       -----------    -----------    -----------
Cash Flow From Financing Activities:
     Amortization of Restricted Capital                    (63,774)       (63,774)      (127,548)
     Increase in Additional Paid in Capital                 63,774         63,774        127,548
     (Increase) Decrease in Accrued SBA Dividends           18,000         18,000         36,000
                                                       -----------    -----------    -----------
Net Cash Provided by Financing Activities                   18,000         18,000         36,000
                                                       -----------    -----------    -----------
Net Increase in Cash                                       105,401        315,888         71,059

Cash Balance - Beginning of Period                       1,558,413      1,487,354      1,487,354
                                                       -----------    -----------    -----------
Cash Balance - End of Period                           $ 1,663,814    $ 1,803,242    $ 1,558,413
                                                       ===========    ===========    ===========
Supplemental Disclosures of Cash Flow Information
   Cash Paid During the Year For:

     Interest                                          $    84,825    $    76,286    $   158,471
                                                       ===========    ===========    ===========
     Taxes                                             $       760    $       795    $       688
                                                       ===========    ===========    ===========


      See Accountants' Review Report and Notes to the Financial Statements

                         UNITED CAPITAL INVESTMENT CORP.
                       STATEMENTS OF STOCKHOLDERS' EQUITY


                                                                  Six Months Ended          Year Ended
                                                                      June 30,              December 31,
                                                                1998            1997           1997
                                                              -----------    -----------    -----------
Class A, 3% Cumulative Preferred Stock, $1,000 Par Value,
   1,000 Shares Authorized; No Shares
   Issued and Outstanding                                     $        --    $        --    $        --
                                                              -----------    -----------    -----------
Class B, 4% Cumulative, 15 Year Redeemable Preferred Stock,
   $1,000 Par Value; 3,000 Shares Authorized: 900 Shares
   Issued and Outstanding (See Long Term Debt and Note 5)              --             --             --
                                                              -----------    -----------    -----------
Common Stock, $.01 Par Value, 300,000 Shares Authorized;
199,000 Shares Issued and Outstanding                               1,990          1,990          1,990
                                                              -----------    -----------    -----------
Additional Paid in Capital - Beginning of Period                1,969,703      1,842,154      1,842,154
Amortization of Restricted Capital                                 63,774         63,774        127,548
                                                              -----------    -----------    -----------
Additional Paid in Capital - End of Period                      2,033,477      1,905,928      1,969,702
                                                              -----------    -----------    -----------
Restricted Capital
     Balance - Beginning of Period                                 96,790        224,339        224,339
     Amortization of Restricted Capital                           (63,774)       (63,774)      (127,548)
                                                              -----------    -----------    -----------
     Balance - End of Period                                       33,016        160,565         96,791
                                                              -----------    -----------    -----------
Retained Earnings
     Balance, Beginning of Period                                  12,346         46,607         46,607
     Net Income                                                    10,340           (992)         1,739
     Less:  Dividends Paid and Accrued to the SBA                 (18,000)       (18,000)       (36,000)
                                                              -----------    -----------    -----------
     Balance End of Period                                          4,686         27,615         12,346
                                                              -----------    -----------    -----------
     Total Stockholders' Equity                               $ 2,073,169    $ 2,096,098    $ 2,080,829
                                                              ===========    ===========    ===========


      See Accountants' Review Report and Notes to The Financial Statements

                        UNITED CAPITAL INVESTMENT CORP.
                         NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1998 AND 1997


NOTE 1   ORGANIZATION

United Capital Investment Corp. (The "Company") was formed on May 11, 1984, for the purpose of operating as a specialized small business investment company (SSBIC), licensed under the Small Business Investment Act of 1958 and regulated and financed in part by the Small Business Administration (SBA). The Company's business is to provide financing to persons who qualify as disadvantaged persons under applicable SBA regulations.

NOTE 2   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies applied by the Company in the preparation of its financial statements. The Company maintains its accounts and prepares its financial statements on the accrual method of accounting in conformity with generally accepted accounting principles for investment companies.

Valuation of Loans and Investments

As of June 30, 1998, all investments made by the Company have been in the form of loans and equity investments to closely held corporations. The Board of Directors has valued the investment portfolio based upon the cost of such investments, less a provision for loan losses. However, because of the inherent uncertainty of the valuation, the estimated values might otherwise be significantly higher or lower than the values that would exist in a ready market for such loans which market has not and does not exist. The provision for loan losses of $60,660 represents a good faith determination by the Board of Directors. Substantially, all loans are collateralized by real estate. See schedule for analysis of investment portfolio.

Recognition of Interest Income

It is the Company's policy to record interest on loans and debt securities only to the extent that management and the Board of Directors anticipate such amounts may be collected. As of June 30, 1998, the Board of Directors elected to accrue interest on substantially all outstanding loans.

Gains or Losses on Securities

Cost of securities sold is reported on the average cost basis. Amounts reported as realized gains and losses are measured by the difference between the proceeds of sale and the cost basis of the investment without regard to unrealized gain or loss reported in prior years.

No gain is recognized on the exchange of one investment security for another, or on the exchange of an equity or debt investment for other tangible or intangible assets.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1998 AND 1997


NOTE 2   SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Furniture, Fixtures and Equipment

Fixed assets are recorded at cost. Depreciation is computed on the straight line basis.

Pension Plan

The Company maintains a defined contribution money purchase plan covering all qualifying employees. A provision of $7,700 and $7,000, was included for the six month periods ended June 30, 1998 and 1997, respectively.

Income Taxes

Tax provisions for the various periods were as follows:

                 June 30, 1998                                  $   760
                 June 30, 1997                                  $   795
                 December 31, 1997                              $   688

The Company has registered as an investment company under the Investment Company Act of 1940 for the first year ended December 31, 1989 and intends to make the election for the current period. A regulated investment company can generally avoid taxation at the corporate level to the extent 90% of the income is distributed to its stockholders.

Earnings Per Share

Earnings per share of common stock are based on a weighted average number of shares outstanding during the period, less preferred stock dividends accrued.

NOTE 3   LOANS PAYABLE - LINE OF CREDIT

Effective February 25, 1993, the Company renewed a $500,000 line of credit with the Hong Kong Shanghai Banking Corp., at a rate of 1% above the New York prime rate, secured by a blanket lien on all assets and guaranteed personally for the first $150,000 by Mr. Paul Lee, President of the Company.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1998 AND 1997

NOTE  3  LOANS PAYABLE - LINE OF CREDIT
(Continued)

The Company will pay a commitment fee of .5% per annum payable monthly on the unused balance of the credit line. There are no restrictions on advances under the agreement.


                                                       Maximum         Average
                                     Weighted          Amount          Amount
    Category            Balance       Average       Outstanding      Outstanding
       of               End of       Interest          During          During
    Borrowing           Period         Rate            Period          Period
    ---------           ------         ----            ------          ------

June 30, 1998          $350,000       4.875%          $350,000        $350,000
June 30, 1997          $350,000       4.875%          $350,000        $350,000
December 31, 1997      $350,000       4.875%          $350,000        $350,000


NOTE 4   LONG TERM DEBT - SBA SUBORDINATED DEBENTURES

As of June 30, 1998, long term debt to the Small Business Administration consisted of the following subordinated debentures:

                           First             Second          June 30, 1998             June 30, 1997
Due Date                         Five Years                 Principal Amount          Principal Amount
--------                         ----------                 ----------------          ----------------

December 1, 2006           8.08%             8.08%            $1,400,000                $1,400,000
September 1, 2001          5.33%             8.33%               400,000                   400,000
                                                              ----------                ----------
                                                              $1,800,000                $1,800,000
                                                              ==========                ==========


NOTE 5   REDEEMABLE PREFERRED STOCK

Effective November 21, 1989 Congress passes legislation which alters the preferred stock to a 4 percent cumulative dividend and a fifteen year call provision for all preferred stock sold subsequent to the effective date. The Company amended its certificate of incorporation to create a class A preferred stock $1,000 par value which will consist of the 1,000 outstanding preferred stock and to change the existing 3,000 authorized but unissued shares of preferred stock into a new class B preferred stock $1,000 par value which will carry a 4 percent cumulative dividend rate and a mandatory 15 year redemption. Subsequent to the repurchase of the 3% preferred stock (see note 8), the Company retired the class A preferred stock.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1998 AND 1997


NOTE 5   REDEEMABLE PREFERRED STOCK
(Continued)

On February 17, 1995 the Company sold 500 shares of its 15 year redeemable, 4% cumulative preferred stock to the SBA for $500,000 and on September 20, 1991, the Company sold 400 shares of its 15 year redeemable, 4 percent cumulative preferred stock to the SBA for $400,000. The mandatory redemption provisions call for the preferred stock to be repurchased by the Company at its face value. In accordance with Regulation S-X, the Company's financial statements present the preferred stock as Long Term Debt. As of June 30, 1998, the Company was contingently liable to the SBA for dividends on the 4 percent redeemable preferred stock from January 1, 1996 to June 30, 1998 in the amount of $90,000.

NOTE 6   LEASE AGREEMENT

Minimum rental commitments under operating leases in effect as of June 30, 1998 are as follows:

Rental expense for the current period was $8,308. Effective April 16, 1997, the Company renegotiated its lease agreement for a period of three years commencing May 1, 1997 and expiring on April 30, 2000. The minimum annual rental of the extended lease term is $13,860. The total commitment for the three year period aggregates $41,580.

NOTE 7   REPURCHASE OF 3% PREFERRED STOCK

Effective August 23, 1993, the Company amended its certificate of incorporation granting the SBA a liquidating interest in a newly created restricted capital surplus account. The Company and the SBA entered into a repurchase agreement dated October 5, 1993. Pursuant to the agreement, the Company repurchased all 1,000 shares of its 3% preferred stock, $1,000 par value, from the SBA for a purchase price of $362.257 per share, or an aggregate of $362,257. The repurchase price was at a substantial discount to the original sale price of $1,000 per share. As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in the restricted capital surplus account.

The surplus account is equal to the amount of the repurchase discount less expenses associated with the repurchase. The initial value of the liquidating interest was equal to $637,743. the amount of the repurchase discount on the date of repurchase, and is being amortized over a sixty (60) month period on a straight-line basis. Should the Company be in default under the repurchase agreement, at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest will expire on the earlier of (I) sixty (60) months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is full amortized. Should the Company voluntarily or involuntarily liquidate prior to the expiration of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the amount of the then remaining liquidating interest has been distributed to the SBA. Such payment, if any, would be prior in right to any payments made to the Company's shareholders.

                         UNITED CAPITAL INVESTMENT CORP.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 1998 AND 1997

NOTE 8   MANAGEMENT FEES

Effective February 9, 1993, the SBA approved the Company's request for an increase in total compensation to $160,200 retroactive to January 1, 1993.

NOTE 9   RELATED PARTY TRANSACTION

Certain officers and directors of the Company are also shareholders of the Company. Officers' salaries are set by the Board of Directors and are also subject to maximum compensation by the SBA.

NOTE 10  FINANCIAL INSTRUMENTS WITH OFF BALANCE SHEET RISKS

The Company maintains an aggregate of approximately $1,356,996 in various banks in excess of amounts that would be insured by the Federal Depository Insurance Company.

NOTE 11  COMMITMENTS AND CONTINGENCIES

Pursuant to SBA regulations, all SSBIC's issuing debentures subsequent to April 25, 1994, were required to amend their certificates of incorporation to indicate that they have consented , in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA, or its designee, in the event of certain default provisions. Effective November 1994, the Company amended its certificate of incorporation in accordance with the current provision of the SBA regulation.

NOTE 12  SIGNIFICANT CONCENTRATION OF CREDIT RISK

Approximately twenty seven percent (27%) of the Company's loan portfolio consists of loans made for the financing and purchase of Dry Cleaning Stores and related assets, sixteen percent (16%) in Food Supply Stores and twelve percent (12%) in Restaurants.

                         UNITED CAPITAL INVESTMENT CORP.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                  JUNE 30, 1998

                                                                          Original
 Outstanding                   Number                                     Maturity               Balance
 Type of Loan                 of Loans            Interest Rate             Date               Outstanding
 ------------                 --------            -------------             ----               -----------
 Taxi Cab                         4                8.75% - 13.50%        5 - 15 years        $    216,235
 Restaurant                       8               12.50% - 16.00%        5 - 15 years             730,580
 Dry Cleaning                    15                9.50% - 14.88%        7 - 10 years           1,140,613
 Manufacturing                    2                9.00% - 15.50%        5 - 10 years             166,212
 Food Supply                      5               12.50% - 15.25%         4 - 7 years             243,761
 Bakery                           1                        16.25%             5 years              17,881
 Nail/Hair Salon                  3               12.00% - 15.00%        4 - 15 years             180,732
 Herb and Medicine                1                        14.00%             4 years             232,014
 Physicians Office                3               11.50% - 14.00%         4 - 6 years             113,281
 Other Retail                     8               13.50% - 15.00%         5 - 8 years             273,933
 Footwear                         1                        15.00%             4 years              31,722
 Deli and Grocery                 6               13.00% - 15.00%         4 - 7 years             228,554
                                                                                             ------------
                                 57                                             TOTAL        $  3,575,518

                         UNITED CAPITAL INVESTMENT CORP.
                            SUPPLEMENTARY INFORMATION
                            PER SHARE DATA AND RATIOS
               FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 AND
                        THE YEAR ENDED DECEMBER 31, 1997

                                                         June 30       December 31,
                                                     1998       1997       1997
                                                  ---------  ---------  ---------
Per Share Data                                    $    1.31  $    1.30  $    2.55
Investment Income                                     (1.09)     (1.11)     (2.15)
                                                  ---------  ---------  ---------
Investment Expenses
          Net Investment Income                         .22        .19        .40

Net Realized and Unrealized Gains
     and Losses on Securities                          (.16)      (.19)      (.39)

Dividends                                              (.09)      (.09)      (.18)
                                                  ---------  ---------  ---------
Net Increase/Decrease in Net Asset Value               (.03)      (.09)      (.17)

Net Asset Value - Beginning of Period                 10.45      10.62      10.62
                                                  ---------  ---------  ---------
Net Asset Value - End of Year                     $   10.42  $   10.53  $   10.45
                                                  =========  =========  =========
Ratios
Ratio of Expenses to Average Net Assets               10.48%     10.50%     20.40%
                                                  =========  =========  =========
Ratio of Net Investment Income to
     Average Net Assets                                2.13%     10.48%      3.80%
                                                  =========  =========  =========

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